SUPPLEMENT DATED OCTOBER 1, 2009
TO

PROSPECTUS DATED MAY 1, 2001
FOR COMPASS 2 NY

AND PROSPECTUS DATED MAY 1, 2003
FOR COMPASS 3 NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT B

The Board of Trustees of the MFS Variable Insurance Trust II (the “Trust”) approved, subject to shareholder approval, the merger of MFS Capital Appreciation Portfolio into MFS Massachusetts Investors Growth Stock Portfolio. It is expected that this approval will be sought at a shareholder meeting expected to be held in November, 2009.

If shareholders approve the proposal relating to the merger of the portfolios of the Trust then, after the close of business on December 4, 2009, all of the assets of MFS Capital Appreciation Portfolio will be transferred to MFS Massachusetts Investors Growth Stock Portfolio and shareholders of MFS Capital Appreciation Portfolio will receive shares of MFS Massachusetts Investors Growth Stock Portfolio in exchange for their shares of MFS Capital Appreciation Portfolio.

On December 2, 2009, the MFS Capital Appreciation Portfolio will be closed to new Purchase Payments. However any automatic programs previously authorized by a Contract Owner, such as dollar-cost averaging, portfolio rebalancing, and asset allocation, into the MFS Capital Appreciation Portfolio will continue until the merger is completed.

Immediately after the merger, Purchase Payments and purchases that are part of a dollar-cost averaging program, a portfolio rebalancing program, or an asset allocation program will continue with the MFS Massachusetts Investors Growth Stock Portfolio replacing the MFS Capital Appreciation Portfolio.

Please retain this supplement with your Prospectus for future reference.

Compass 2, Compass 3 (NY) MFS fund merger                                 10/09